UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2016

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores, Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02.	Results of Operations and Financial Condition.

Reference is made to the disclosure contained in Item 7.01 of this Report, which disclosure is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Tecnoglass Inc. (the “Company”) is hereby providing its unaudited financial statements for the fiscal year ended December 31, 2015 (the “IFRS Financial Statements”) prepared in accordance with International Financial Reporting Standards. The Company is required to provide such IFRS Financial Statements to the Colombia Stock Exchange, the Bolsa de Valores de Colombia, as part of the exchange’s listing requirements. The audit of the Company’s financial statements (“GAAP Financial Statements”) in accordance with generally accepted accounting principles of the United States has not yet been completed and is subject to completion of various financial and accounting procedures. Accordingly, the GAAP Financial Statements may differ from those presented in the IFRS Financial Statements following completion of such procedures.

The information furnished under this Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited IFRS Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2016

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name: Jose M. Daes
Title: Chief Executive Officer

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